SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                               Date of report: March 9, 2006
                              -------------------------------
                              (Date of earliest event report)


                                     CALA CORPORATION
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                   (Exact name of Registrant as specified in its charter)


                    OKLAHOMA                   01-15109       73-1251800
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              (State or other jurisdiction (Commission   (I.R.S. Employer
                of incorporation)           File Number)    Identification No.)


                                    13 Main Street
                               Titusville, Florida 32796
                                    (321) 383-8077
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               (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                                ------------------------

                                      Joseph Cala
                                     13 Main Street
                                 Titusville, Florida 32796
                                   (713) 302-8689
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             (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

































Cala Corporation is pleased to inform its Shareholders that Mr. Michael Chevalier has replaced John Del Favero as Board Director. Mr. Chevalier is currently a Real Estate Developer in Southern California and a Mechanical Engineer.
Mr. Chevalier brings outstanding expertise in the development industry says Joseph Cala, Chairman and CEO.
In addition, the Company will replace Robert Moseley Board Director during the annual meeting which will take place within 90 days.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2006                  Cala Corporation


                                       ---/s/Joseph Cala-------
                                       By: Joseph Cala
                                      Chairman and Chief Executive Officer